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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)         May 13, 1996
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                        Mahoning National Bancorp, Inc.
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            (Exact name of registration as specified in its charter)

         Ohio                        0-20255              34-1692031
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(State or other jurisdiction     (Commission file     (IRS employer
of incorporation)                number)              identification no.)

                    23 Federal Plaza Youngstown, Ohio  44501
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (330) 742-7000
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                                      N/A
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         (Former name or former address, if changed since last report)
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Mahoning National Bancorp, Inc.
Form 8-K





                        MAHONING NATIONAL BANCORP, INC.
                                     INDEX



                                                                 Page Number
                                                                 -----------
ITEM 4 -         Other Matters                                        3

ITEM 7 -         Financial Statements, Pro Forma,                     3
                 Financial Information and Exhibits

SIGNATURES                                                            4

EXHIBIT -        Letter Re Change in Certifying Accountant            5
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Mahoning National Bancorp, Inc.
Form 8-K



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          (A) The Board of Directors of Mahoning National Bancorp, Inc. on May 13, 1996, by action of written consent in lieu of a meeting, acting upon the recommendation of the Examining Committee of its sole subsidiary, Mahoning National Bank of Youngstown, engaged the accounting firm of Crowe, Chizek and Company LLP to serve as independent accountants for the Registrant for 1996. The work of Grant Thornton LLP was terminated as of May 13, 1996.

          (B) During the two most recent years and interim period subsequent to May 13, 1996, there have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

          (C) Grant Thornton LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

          (D) The Registrant has requested that Grant Thornton LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Grant Thornton LLP's letter to the SEC, dated May 14, 1996, is filed as
                 Exhibit 16 to the Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (A)    Financial Statement of Business Acquired
                 None

          (B)    Pro Forma Financial Information
                 None

          (C)    Exhibits
                 16 - Letter re change in Certifying Accountant
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Mahoning National Bancorp, Inc.



Dated:       May 13, 1996               /s/ Norman E. Benden, Jr.
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                                        Norman E. Benden, Jr., Treasurer